JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated March 1, 2013 to

VENTURE® OPPORTUNITY A-SERIES VARIABLE ANNUITY CONTRACT PROSPECTUSES

Suspension of New Sales

This Supplement applies to certain “VENTURE® OPPORTUNITY EMP SERIES” VARIABLE ANNUITY Contracts offered by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”).

You should read this Supplement together with a prospectus dated April 30, 2012 for the applicable Contract (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy.

Suspension of New Sales of Venture® Opportunity EMP Series Contracts

We are suspending our offer of Venture® Opportunity EMP Series Contracts effective at the close of business on April 26, 2013 (the “Suspension Date”). This means that we will not issue a new Venture Opportunity EMP Series Contract unless we receive all required information in Good Order on or before the Suspension Date, unless we approve otherwise.

You should retain this Supplement for future reference.

Supplement dated March 1, 2013

03/13:     333-176427     333-176428